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                                                                     EXHIBIT 1.1
                                                                     -----------


                             CHART INDUSTRIES, INC.
                                2,800,000 Shares
                                  Common Stock,
                           (Par Value $.01 Per Share)

                                 ---------------


                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                             _____________, 1997

SCHRODER & CO. INC.
McDONALD & COMPANY SECURITIES, INC.
  As Representatives of the several
  Underwriters named in Schedule I hereto
c/o Schroder & Co. Inc.
Equitable Center
787 Seventh Avenue
New York, New York 10019-6016

Dear Sirs:

         Chart Industries, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of 1,300,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and the persons named in Schedule II hereto (the "Selling Stockholders"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,500,000 shares of Common Stock. The 2,800,000 shares of Common Stock to be sold by the Company and the Selling Stockholders are herein referred to as the "Firm Securities." In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 420,000 shares of Common Stock (the "Option Securities"), on the terms and for the purposes set forth in Section 2 hereof. The Firm Securities and the Option Securities are herein collectively referred to as the "Securities." Except as may be expressly set forth below, any reference to you in this Agreement shall be solely in your capacity as the Representatives.

         1A. The Company represents and warrants to, and agrees with, each of the Underwriters that:


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                  (a) A registration statement on Form S-3 (File No. 333-35321)
         (the "Initial Registration Statement"), and as a part thereof a preliminary prospectus, in respect of the Securities, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you and, with the exception of exhibits to the Initial Registration Statement, to you for each of the other Underwriters; if the Initial Registration Statement has not become effective, an amendment (the "Final Amendment") to the Initial Registration Statement, including a form of final prospectus, necessary to permit the Initial Registration Statement to become effective, will promptly be filed by the Company with the Commission; if the Initial Registration Statement has become effective and any post-effective amendment to the Initial Registration Statement has been filed with the Commission prior to the execution and delivery of this Agreement, which amendment or amendments shall be in form acceptable to you, the most recent such amendment has been declared effective by the Commission; if the Initial Registration Statement has become effective, a final prospectus (the "Rule 430A Prospectus") relating to the Securities containing information permitted to be omitted at the time of effectiveness by Rule 430A of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), will promptly be filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act and, if applicable, a new registration statement increasing the size of the offering pursuant to Rule 462(b) of the rules and regulations of the Commission under the Act (the "Rule 462(b) Registration Statement") will promptly be filed by the Company pursuant to Rules 462(b) and 232.13(a)(3) of the rules and regulations of the Commission under the Act (any preliminary prospectus filed as part of the Initial Registration Statement being herein called a "Preliminary Prospectus," the Initial Registration Statement as amended at the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"), including all exhibits thereto and all information deemed to be a part thereof at such time pursuant to Rule 430A of the rules and regulations of the Commission under the Act, together with all parts of the Rule 462(b) Registration Statement and all exhibits thereto, being herein called the "Registration Statement," and the final prospectus relating to the Securities in the form first filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement, being herein called the "Prospectus"); any reference herein to any Preliminary Prospectus or the Prospectus or the Registration Statement shall be deemed to include any information incorporated by reference therein, as of the date of such Preliminary Prospectus, the Prospectus or the Registration Statement, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Registration Statement shall be deemed to refer to any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder and so incorporated by reference;

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing



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         thereof, conformed in all material respects to the requirements of the
         Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                  (c) On the Effective Date and the date the Prospectus is filed with the Commission, and when any further amendment or supplements thereto become effective or are filed with the Commission, as the case may be, the Registration Statement, the Prospectus and such amendment or supplements did and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                  (d) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole); and each of the Company's direct and indirect corporate subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company





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         and its subsidiaries, taken as a whole); ALTEC International Limited
         Partnership ("ALTEC") is a limited partnership duly formed under the laws of the State of Delaware and is validly existing as a limited partnership and in good standing under the laws of the State of Delaware with power and authority to own its properties and to conduct its business as described in the Prospectus and has been duly registered as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries taken as a whole); and references in this Agreement to subsidiaries of the Company shall include direct and indirect corporate subsidiaries and ALTEC;

                  (f) All the issued shares of capital stock of each corporate subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances, equities, security interests, or claims; and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of any subsidiary or any security convertible or exchangeable or exercisable for capital stock of any subsidiary; except for the interests in ALTEC owned by the Company and the shares of stock of each corporate subsidiary owned by the Company or by a subsidiary of the Company, neither the Company nor any subsidiary owns, directly or indirectly, any shares of capital stock of any corporation or has any equity interest in any firm, partnership, joint venture, association or other entity; all of the general partner interests in ALTEC are owned by Chart Management Co. Inc., an Ohio corporation, and all of the limited partner interests in ALTEC are owned by ALTEC, Inc., a wholly owned direct subsidiary of the Company in each case free and clear of all liens, encumbrances, equities, security interests, or claims and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue any interests in ALTEC or any security convertible or exchangeable or exercisable for interests in ALTEC;

                  (g) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of this Agreement and performance by the Company of its obligations under this Agreement have been duly and validly authorized by all requisite corporate action of the Company; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that the indemnification provisions set forth in
         Section 8 of this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws;

                  (h) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which


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         loss or interference is material to the Company and its subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been, and prior to the Time of Delivery (as defined in Section 4 hereof) there will not be, any change in the capital stock (other than shares issued pursuant to exercise of employee stock options and non-employee director stock options that the Prospectus indicates are outstanding (the "Stock Option Shares") or pursuant to the terms of warrants of the Company that the Prospectus indicates are outstanding on the date hereof) or short-term debt or long-term debt of the Company or any of its subsidiaries, any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the, management, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (i) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or contemplated by the Prospectus, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or do not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries taken as a whole, and any real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property and buildings by the Company and its subsidiaries or do not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries taken as a whole;

                  (j) The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, are free of any preemptive rights, rights of first refusal or similar rights, were issued and sold in compliance with the applicable Federal and state securities laws and conform in all material respects to the description in the Prospectus; except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company; the Company has no preferred stock issued or outstanding as of the date hereof; there are no holders of securities of the Company who, by reason of the filing of the Registration Statement have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them;

                  (k) The Securities to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-



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         assessable, and will conform in all material respects to the description thereof in the Prospectus (whether set forth therein or incorporated by reference) and will be listed on the New York Stock Exchange as of the Effective Date;

                  (l) The execution and delivery of this Agreement, the performance of the obligations of the Company under this Agreement, the consummation of the transactions herein contemplated and the issue and sale of the Securities and the compliance by the Company with all the provisions of this Agreement do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor do or will any such actions result in any violation of the provisions of the Certificate of Incorporation or the By-laws, in each case as amended to the date hereof, of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, filing, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (m) Except as included in the Prospectus or incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or any of their respective officers or directors is a party or of which any property of the Company or any of its subsidiaries is the subject that could prevent consummation of the transactions contemplated by this Agreement or that is required to be disclosed in the Registration Statement or the Prospectus or any other such proceedings, other than litigation or proceedings incident to the business conducted by the Company and its subsidiaries that will not individually or in the aggregate have a material adverse effect on the current or future financial condition, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others; and neither the Company nor any of its subsidiaries is involved in any labor dispute, nor, to the Company's knowledge, is any labor dispute threatened;

                  (n) The Company and its subsidiaries have all material licenses, permits and other approvals or authorizations of and from governmental or regulatory authorities ("Permits") as are necessary under applicable law to own or lease their respective properties and to conduct their respective businesses in the manner now being conducted and as



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         described in the Prospectus; and the Company and its subsidiaries have fulfilled and performed all of their respective obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits;

                  (o) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and have certified certain financial statements of Cryenco Sciences, Inc. ("Cryenco") and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission applicable to such financial statements and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings;

                  (p) The consolidated financial statements and schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition, the results of operations and the cash flows of the Company and its subsidiaries as of the dates and for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein; the consolidated financial statements of Cryenco and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition, the results of operations and the cash flows of Cryenco and its subsidiaries as of the dates and for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein; the other financial and statistical information and data set forth in the Registration Statement and the Prospectus are accurately presented and, to the extent such information and data are derived from the financial statements and books and records of the Company and its subsidiaries, are prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries; the pro forma financial information included in the Registration Statement and the Prospectus has been properly compiled and complies in all material respects with the applicable accounting requirements of Rule 11-01 and Rule 11-02 of Regulation S-X of the Commission; and no other financial statements or schedules are required to be included in the Registration Statement and the Prospectus;

                  (q) There are no statutes or governmental regulations, or any contracts or other documents that are required to be described in or filed as exhibits to the Registration Statement which are not described therein accurately in all material respects or filed as exhibits thereto; and all such contracts to which the Company or any subsidiary is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or subsidiary in accordance with the terms thereof;




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                  (r) The Company and its subsidiaries own or possess adequate patent rights or licenses or other rights to use patent rights, inventions, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the general business now or proposed to be operated by them as described in the Prospectus; neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trademarks, service marks, trade names, copyrights, technology or know-how which, singly or in the aggregate, could materially adversely affect the business, operations, financial condition, income or business prospects of the Company and its subsidiaries considered as a whole; and, the discoveries, inventions, products or processes of the Company and its subsidiaries referred to in the Prospectus do not, to the Company's knowledge, infringe or conflict with any patent or right of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company;

                  (s) Neither the Company nor any of its subsidiaries is in violation of any term or provision of their respective Certificate of Incorporation or By-Laws (or similar corporate constituent documents or, in the case of ALTEC, its Certificate of Limited Partnership or partnership agreement), in each case as amended to the date hereof, or any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries where the consequences of such violation would have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole;

                  (t) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties is bound or may be affected, where such default would have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole;

                  (u) The Company and its subsidiaries have timely filed all necessary tax returns and notices and have paid all federal, state, county, local and foreign taxes of any nature whatsoever for all tax years through December 31, 1996, to the extent such taxes have become due. The Company has no knowledge, or any reasonable grounds to know, of any tax deficiencies which would have a material adverse effect on the Company or any of its subsidiaries; the Company and its subsidiaries have paid all taxes which have become due, whether pursuant to any assessments or otherwise, and there is no further liability (whether or not disclosed on such returns) or assessments for any such taxes, and no interest or penalties accrued or accruing with respect thereto, except as may be set forth or adequately reserved for in the financial statements included in the Registration Statement; the amounts currently set up as provisions for taxes or otherwise by the Company and its subsidiaries on



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         their books and records are sufficient for the payment of all their unpaid federal, foreign, state, county and local taxes accrued through the dates as of which they speak, and for which the Company and its subsidiaries may be liable in their own right, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity;

                  (v) The Company will not, during the period of 180 days after the date hereof except pursuant to this Agreement, offer, sell, contract to sell or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc., except for grants or exercises of stock options under the Company's stock option plans or pursuant to the terms of warrants of the Company described in the Prospectus as outstanding on the date hereof;

                  (w) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (x) Neither the Company nor any of its subsidiaries is in violation of any foreign, federal, state or local law or regulation relating to discrimination in the hiring, promotion or compensation of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, where such violation would have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company (A) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or waste, pollutants or contaminants ("Environmental Laws"), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except for such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that would not, singularly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; there has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or any of its subsidiaries (or to the knowledge of the Company, any of their respective predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule regulation, order, judgment, decree or permit or which would require remedial action by the Company or any of its subsidiaries




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         under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not result in, or which would not be reasonably likely to result in, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the Company and its subsidiaries, taken as a whole; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any solid wastes or hazardous substances due to or caused by the Company or any of its subsidiaries except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not result in or would not be reasonably likely to result in, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the Company and its subsidiaries, taken as a whole; and the terms "hazardous substances" and "solid wastes" shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection;

                  (y) To the best of the Company's knowledge, none of the Company or its subsidiaries, or its or their officers, directors, employees or agents, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, or made any unlawful payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation;

                  (z) None of the Company or its subsidiaries, or its or their officers, directors, employees or agents, have taken or will take, directly or indirectly, any action designed to or which has constituted or that might be reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company;

                  (aa) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied in the case of the Registration Statement;

                  (bb) Other than with respect to the Underwriters, the Company has not incurred any liability for finder's or broker's fees or agent's commission in connection with the execution, delivery or performance of this Agreement, the offer and sale of the Securities or the transaction contemplated hereby;

                  (cc) The Company has furnished you letters from each of the executive officers and directors of the Company pursuant to which such persons have agreed that for a period of 180 days after the date hereof, except pursuant to this Agreement, such persons will not offer, sell, contract to sell, or otherwise dispose of, any shares of capital stock of the Company (or securities convertible into or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc.;

                  (dd) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of

         1940, as amended; and

                  (ee) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and except as described in the Prospectus neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole.

         1B. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) Such Selling Stockholder has, and at the Time of Delivery (as defined in Section 4 hereof) will have, good and valid title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any liens, encumbrances, equities, security interests, claims and other restrictions of any nature whatsoever, and such Selling Stockholder has the full legal right, power and authority, and any approval required by law, to enter into this Agreement and to sell, assign, transfer and deliver the Securities being sold by it hereunder and to make the representations, warranties, covenants and agreements made by such Selling Stockholders in this Agreement; and upon the delivery of and payment for such Securities as herein provided, the several Underwriters will acquire good and valid title thereto, free and clear of all liens, encumbrances, equities, security interests, claims and other restrictions of any nature whatsoever;

                  (b) Such Selling Stockholder has duly executed and delivered an agreement and power of attorney (with respect to such Selling Stockholder, the "Agreement and Power-of-Attorney", in the form heretofore delivered to the Representatives, appointing [INSERT NAME OF ATTORNEY-IN-FACT] as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing [INSERT NAME OF CUSTODIAN], as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Agreement and Power-of-Attorney for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full power and authority to enter into the Agreement and Power-of-Attorney and to perform its obligations thereunder. The Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Stockholder. Such Selling Stockholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters, the Company and the other Selling Stockholders hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement and to carry out the terms of this Agreement are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Agreement and Power-of-Attorney, by any act of such Selling Stockholder, by operation of law, or otherwise, whether in the case of any individual Selling Stockholder by the death or incapacity of such Selling Stockholder, or in the case of a trust by its revocation or other termination or by the occurrence of any other event. If any individual Selling Stockholder should die or become incapacitated, or instrument governing a Selling Stockholder that is a trust shall have been revoked or any trustee shall have ceased to serve as such, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof;

                  (c) Such Selling Stockholder will not, during the period of 180 days after the date hereof, except pursuant to this Agreement, offer, sell, contract to sell, or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc., other than pursuant to bona fide gifts to persons or entities who agree in writing with you to be bound by the restrictions set forth in this paragraph;

                  (d) Neither the execution and delivery or performance of this Agreement or the Agreement and Power-of-Attorney or the consummation of the transactions herein or therein contemplated nor the compliance with the terms hereof or thereof by such Selling Stockholder will conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim or encumbrance on any property of the Company or any of its subsidiaries, under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder's property is bound, or the instruments governing any Selling Stockholder that is a trust or any statute, ruling, judgment, decree, order, or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state or foreign securities or Blue Sky laws or by the by-laws and rules of the National Association of Securities Dealers, Inc. and, if the registration statement filed with respect to the Securities is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act;

                  (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company;

                  (f) The sale by such Selling Stockholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus;

                  (g) Such Selling Stockholder has reviewed the Prospectus and the Registration Statement, and the information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate;

                  (h) At the Time of Delivery, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

                  (i) The Selling Stockholder has not distributed and, prior to the last to occur of (i) the Time of Delivery, (ii) the Option Securities Delivery Date or (iii) completion of the distribution of the Securities, will not distribute without your prior written consent any offering material directly or indirectly in connection with the offering and sale of the Securities; and

                  (j) Such Selling Stockholder (other than the Christine H. Holmes Trust) does not have any knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 1,300,000 Firm Securities, each Selling Stockholder agrees to sell to the several Underwriters the number of Firm Securities set forth on Schedule II opposite the name of such Selling Stockholder and each of the Underwriters agrees to purchase from the Company and the Selling Stockholders, at a purchase price of $__________ per share, the respective aggregate number of Firm Securities determined in the manner set forth below. The obligation of each Underwriter to the Company and each of the Selling Stockholders, respectively, shall be to purchase that portion of the number of shares of Common Stock to be sold by the Company or such Selling Stockholder pursuant to this Agreement as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule I bears to the total number of Firm Securities to be purchased by the Underwriters pursuant to this Agreement, in each case adjusted by you such that no Underwriter shall be obligated to purchase Firm Securities other than in 100 share amounts. In making this Agreement, each Underwriter is contracting severally and not jointly.

         In addition, subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, as required (for the sole purpose of covering over-allotments in the sale of the Firm Securities), up to 420,000 Option Securities at the purchase price per share of the Firm Securities being sold by the Company as stated in the preceding paragraph. The right to purchase the Option Securities may be exercised by your giving 48 hours' prior written or telephonic notice (subsequently confirmed in writing) to the Company of your determination to purchase all or a portion of the Option Securities. Such notice may be given at any time within a period of 30 days following the date of this Agreement. Option Securities shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. No Option Securities shall be delivered to or for the accounts of the Underwriters unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided. The respective purchase obligations of each Underwriter shall be adjusted by you so that no Underwriter shall be obligated to purchase Option Securities other than in 100 share amounts. The Underwriters may cancel any purchase of Option Securities at any time prior to the Option Securities Delivery Date (as defined in Section 4 hereof) by giving written notice of such cancellation to the Company.

         3. The Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. Certificates in definitive form for the Firm Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Stockholders to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable in New York Clearing House funds, to the order of the Company, for the purchase price of the Firm Securities being sold by the Company, and to the order of the respective Selling Stockholders for the purchase price of the Firm Securities being sold by the Selling Stockholders, at the office of Schroder & Co. Inc., Equitable Center, 787 Seventh Avenue, New York, New York, at 9:30 A.M., New York City time, on __________ __, 1997, or at such other time, date and place as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery."

         Certificates in definitive form for the Option Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price thereof by certified or official bank check or checks, payable in New York Clearing House funds, to the order of the Company, for the purchase price of the Option Securities, in New York, New York, at such time and on such date (not earlier than the Time of Delivery nor later than ten business days after giving of the notice delivered by you to the Company with reference thereto) and in such denominations and registered in such names as shall be specified in the notice delivered by you to the Company with respect to the purchase of such Option Securities. The date and time of such delivery and payment are herein sometimes referred to as the "Option Securities Delivery Date." The obligations of the Underwriters shall be subject, in their discretion, to the condition that there shall be delivered to the Underwriters on the Option Securities Delivery Date opinions and certificates, dated such Option Securities Delivery Date, referring to the Option Securities, instead of the Firm Securities, but otherwise to the same effect as those required to be delivered at the Time of Delivery pursuant to Section 7(d), 7(e), 7(f), 7(g) and 7(j).

         Certificates for the Firm Securities and the Option Securities so to be delivered will be in good delivery form, and in such denominations and registered in such names as you may request not less than 48 hours prior to the Time of Delivery and the Option Securities Delivery Date, respectively. Such certificates will be made available for checking and packaging in New York, New York, at least 24 hours prior to the Time of Delivery and Option Securities Delivery Date.

         In lieu of delivering certificates in definitive form for the Securities to be delivered by the Company hereunder, the Company may make electronic delivery of such Securities through the facilities of The Depository Trust Company under arrangements satisfactory to the Company, the transfer agent for the Securities, and you.

         5.       (a) The Company covenants and agrees with each of the
                  Underwriters:

                           (i) If the Registration Statement has not become
                  effective, to file promptly the Final Amendment with the Commission and use its best efforts to cause the Registration Statement to become effective; if the Registration Statement has become effective, to file promptly the Rule 430A Prospectus with the Commission; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you after reasonable notice thereof; to advise you, promptly after it receives notice thereof of the time when the Registration Statement, or any amendment thereto, or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

                           (ii) Promptly from time to time to take such action
                  as you may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                           (iii) To furnish each of the Representatives and
                  counsel for the Underwriters, without charge, signed copies of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including all exhibits thereto) and to each other Underwriter, without charge, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and, so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements thereto as you may from time to time reasonably request. If at any time when the delivery of a prospectus is required under the Act an event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act, the Company will forthwith prepare and, subject to the provisions of Section 5(a)(i) hereof, file with the Commission an appropriate supplement or amendment thereto, and will furnish to each Underwriter and to any dealer in securities, without charge, as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus or make an appropriate filing under Section 13, 14 or 15(d) of the Exchange Act which will correct such statement or omission or effect such compliance in accordance with the requirements of
                  Section 10 of the Act.

                           (iv) To make generally available to its stockholders
                  as soon as practicable, but in any event not later than 45 days after the close of the period covered thereby, an earnings statement in form complying with the provisions of
                  Section 11(a) of the Act covering a period of 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date;

                           (v) To file promptly all documents required to be
                  filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the Effective Date and during any period when the Prospectus is required to be delivered;

                           (vi) For a period of five years from the Effective
                  Date, to furnish to its stockholders after the end of each fiscal year an annual report (including consolidated balance sheets and statements of operations, cash flow and shareholders' equity of the Company and its subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the Effective Date), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                           (vii) During a period of five years from the
                  Effective Date, to furnish to you copies of all reports or other communications (financial or other) furnished to its stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request in connection with your obligations hereunder;

                           (viii) To apply the net proceeds from the sale of the
                  Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds";

                           (ix) That it will not, and will cause its
                  subsidiaries, officers, directors, employees, agents and affiliates not to, take, directly or indirectly, any action designed to cause or result in, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                           (x) That prior to the Time of Delivery there will not
                  be any change in the capital stock or material change in the short-term debt or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial condition, shareholders' equity or results of operations of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus or other than shares issued pursuant to exercise of employee stock options and non-employee director stock options that the Prospectus indicates are outstanding;

                           (xi) That it will not, during the period of 180 days
                  after the date hereof (other than pursuant to this Agreement), offer, sell, contract to sell or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc., except for grants or exercise of stock options under the Company's stock option plans or pursuant to the terms of warrants of the Company described in the Prospectus as outstanding on the date hereof; and

                           (xii) That it will cause the Securities to be listed
                  on the New York Stock Exchange at all times from the Effective Date until such time as you notify the Company that the distribution of the Securities has been completed.

                  (b) Each Selling Stockholder, severally and not jointly, covenants and agrees with each of the Underwriters that:

                           (i) Such Selling Stockholder will not, during the
                  period of 180 days after the date hereof, except pursuant to this Agreement, offer, sell, contract to sell, or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc.;

                           (ii) Such Selling Stockholder will not, directly or
                  indirectly, take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                           (iii) As soon as any Selling Stockholder is advised
                  thereof, such Selling Stockholder will advise the Representatives and confirm such advice in writing, (i) of receipt by the Selling Stockholder or by any representative or agent of such Selling Stockholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any Preliminary Prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Stockholders in connection with the transactions contemplated by this Agreement and (ii) of the happening of any event which makes or may make any statement made in the Registration Statement, the Prospectus or any Preliminary Prospectus untrue or that requires the making of any change in the Registration Statement, Prospectus or Preliminary Prospectus, as the case may be, in order to make such statement (with regard to the Prospectus or Preliminary Prospectus, in light of the circumstances in which it was made) not misleading; and

                           (iv) Such Selling Stockholder will deliver to the
                  Representatives prior to the Time of Delivery a properly completed and executed United States Treasury Department Form W-9 or Substitute Form W-9.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid: (i) the fees, disbursements and expenses of counsel and accountants for the Company and the Selling Stockholders, and all other expenses, in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the furnishing of copies thereof, including charges for mailing, air freight and delivery and counting and packaging thereof and of any Preliminary Prospectus and related offering documents to the Underwriters and dealers; (ii) the cost of printing this Agreement, the Agreement Among Underwriters, the Selling Agreement, communications with the Underwriters and selling group and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under securities laws as provided in Section 5(a)(ii) hereof, including filing and registration fees and the fees, disbursements and expenses for counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys or similar advice with respect to sales; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) all fees and expenses in connection with the additional listing of the Securities on the New York Stock Exchange; (vi) all costs and expenses of the Attorneys-in-Fact and the Custodian, and (vii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section 6, including the fees of the Company's Transfer Agent and Registrar, the cost of any stock issue or transfer taxes on sale of the Securities to the Underwriters, the cost of the Company's personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities and all expenses and transfer taxes incident to the sale and delivery of the Securities to be sold by the Company and the Selling Stockholders to the Underwriters hereunder. Each Selling Stockholder will reimburse the Company for his pro rata portion of the Commission registration fee and the National Association of Securities Dealers, Inc. filing fee applicable to the Securities being sold by such Selling Stockholder.

         It is understood, however, that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Registration Statement shall have become effective, and you shall have received notice thereof not later than 10:00 P.M., New York City time, on the date of execution of this Agreement, or at such other time as you and the Company may agree; if required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); if you and the Company have elected to rely upon Rule 430A, the price of the Securities and any price related or other information previously omitted form the Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and on or prior to the Time of Delivery the Company shall have provided evidence satisfactory to you of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) All corporate proceedings and related legal and other matters in connection with the organization of the Company and the registration, authorization, issue, sale and delivery of the Securities shall have been reasonably satisfactory to Arter & Hadden, counsel to the Underwriters, and Arter & Hadden shall have been timely furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection;

                  (c) You shall not have advised the Company or any Selling Stockholder that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact or omits to state a fact which in your judgment is in either case material and in the case of an omission is required to be stated therein or is necessary to make the statements therein (with regard to the Prospectus, in light of the circumstances under which they were made) not misleading;

                  (d) Calfee, Halter & Griswold LLP, as counsel to the Company ("Company Counsel"), shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, and is qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole); and the Company has all necessary corporate power and all material governmental authorizations, permits and approvals required to own, lease and operate its properties and conduct its business as described in the Prospectus;

                           (ii) Each of the Company's corporate subsidiaries has
                  been duly and validly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and is qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole); and each such corporate subsidiary has all necessary corporate power and all material governmental authorizations, permits and approvals required to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                           (iii) All the outstanding shares of capital stock of
                  each of the Company's corporate subsidiaries have been duly authorized and are validly issued and outstanding, are fully paid and non-assessable and are owned by the Company of record and, to the best knowledge of such counsel, (A) beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever; and neither the Company nor any of its subsidiaries has granted any outstanding options, warrants or commitments with respect to any shares of its capital stock, whether issued or unissued, except as otherwise described in the Prospectus;

                           (iv) ALTEC has been duly formed and is validly
                  existing as a limited partnership in good standing under the laws of the State of Delaware, and is registered as a foreign limited partnership and is in good standing in each jurisdiction in which its ownership or leasing of properties requires such registration or the conduct of its business requires such registration (except where the failure to so register would not have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole); and ALTEC has all necessary power and all material governmental authorizations, permits and approvals required to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                           (v) All the outstanding partner interests in ALTEC
                  have been duly authorized and are validly issued and outstanding, are fully paid and except for the general partner interest, non-assessable and are owned of record as represented in Section 1A(f) of this Agreement and, to the best knowledge of such counsel, (A) are so owned beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever; and neither the Company nor any of its subsidiaries has granted any outstanding options, warrants or commitments with respect to any interest in ALTEC.

                           (vi) The Company has an authorized capitalization as
                  set forth in the Registration Statement and all the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; are free of any preemptive rights, and were issued and sold in compliance with all applicable Federal and state securities laws; except as described in the Prospectus, to the knowledge of such counsel, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company; the Securities being sold by the Company have been duly and validly authorized and, when duly countersigned by the Company's Transfer Agent and Registrar and issued, delivered and paid for in accordance with the provisions of the Registration Statement and this Agreement, will be duly and validly issued, fully paid and non-assessable; the Securities conform to the description thereof in the Prospectus; the Securities have been duly authorized for listing on the New York Stock Exchange, as of the Effective Date; and the certificates to be delivered to the Underwriters hereunder are in valid and sufficient form;

                           (vii) To the best of such counsel's knowledge, except
                  as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries or any of their respective officers or directors is a party or of which any property of the Company or any of its subsidiaries is the subject which, if resolved against the Company or any of its subsidiaries or any of their respective officers or directors, individually, or to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Prospectus which has not been properly disclosed therein;

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability of those provisions relating to indemnity may be limited by the Federal securities laws and principles of public policy;

                           (ix) The Company has full corporate power and
                  authority to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the issue and sale of the Securities and the compliance by the Company with all the provisions of this Agreement will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries pursuant to, the terms of any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws, in each case as amended, of the Company or the Certificate of Incorporation, Bylaws, certificate of limited partnership or partnership agreement, of any of its subsidiaries, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                           (x) No consent, approval, authorization, order,
                  registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (xi) To the best of such counsel's knowledge, neither
                  the Company nor any of its subsidiaries is currently in violation of its Certificate of Incorporation, By-laws, certificate of limited partnership or partnership agreement, or in default under, any indenture, mortgage, deed of trust, lease, bank loan or credit agreement or any other agreement or instrument of which such counsel has knowledge to which the Company or any of its subsidiaries is a party or by which any of them or any of their property may be bound or affected (in any respect that is material in light of the financial condition of the Company and its subsidiaries, taken as a whole);

                           (xii) There are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Securities pursuant to the Company's Certificate of Incorporation or By-Laws, in each case as amended to the date hereof, or any agreement or other instrument known to such counsel; and no holders of securities of the Company have rights to the registration thereof under the Registration Statement or, if any such holders have such rights, such holders have waived such rights;

                           (xiii) To the extent summarized therein, all
                  contracts and agreements summarized in the Registration Statement and the Prospectus are fairly summarized therein, conform in all material respects to the descriptions thereof contained therein, and, to the extent such contracts or agreements or any other material agreements are required under the Act or the rules and regulations thereunder to be filed or incorporated by reference therein, as exhibits to the Registration Statement, they are so filed or incorporated by reference; and such counsel does not know of any contracts or other documents required to be summarized or disclosed in the Prospectus or to be so filed or incorporated by reference as an exhibit to the Registration Statement, which have not been so summarized or disclosed, or so filed or incorporated by reference;

                           (xiv) All descriptions in the Prospectus of statutes,
                  regulations or legal or governmental proceedings are fair summaries thereof and fairly present the information required to be shown with respect to such matters;

                           (xv) Nothing has come to such counsel's attention to
                  give such counsel reason to believe that any of the representations and warranties of the Company contained in this Agreement or in any certificate or document contemplated under this Agreement to be delivered are not true or correct or that any of the covenants and agreements herein contained to be performed on the part of the Company or any of the conditions herein contained, or set forth in the Registration Statement and the Prospectus, to be fulfilled or complied with by the Company have not been or will not be duly and timely performed, fulfilled or complied with; and

                           (xvi) The Registration Statement has become effective
                  under the Act, the Prospectus has been filed in accordance with Rule 424(b) of the rules and regulations of the Commission under the Act, including the applicable time periods set forth therein, or such filing is not required and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act the rules and regulations thereunder and the requirements of Form S-3; the documents incorporated by reference in the Prospectus comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus; and the conditions for use of Form S-3 set forth in the General Instructions thereto have been satisfied in the case of the Registration Statement.

         Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus as counsel to the Company and during the preparation of the Registration Statement and the Prospectus, they participated in conferences with representatives of the independent public and internal accounts for, and other representatives of, the Company and its subsidiaries, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, while they have not confirmed the accuracy or completeness of or otherwise verified the information contained in the Registration Statement or the Prospectus, based upon such preparation and conferences and a review of documents deemed relevant for the purpose of rendering their opinion, nothing has come to their attention that would lead them to believe that (i) the Registration Statement, as of the time it became effective under the Act, contained or contains as of the date of such opinion any untrue statement of a material fact or omitted or omits as of the date of such opinion to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus and any amendments thereof or supplements thereto (other than numerical, financial data, statistical data, ratios, financial statements and notes thereto and related schedules therein, as to which such counsel need express no belief), as of this date, contained or contains as of the date of such opinion any untrue statement of material fact or omitted or omits as of the date of such opinion to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading; provided, however, such counsel need express no comment as to (i) the information in the Prospectus under the caption "Underwriting," and (ii) the financial statements, schedules and other numerical, financial, statistical data, or ratios contained in the Registration Statement or the Prospectus.

         In rendering their opinions set forth in Section 7(d) above, such counsel may rely, to the extent deemed advisable by such counsel, (a) as to factual matters, upon certificates of public officials and officers of the Company that have been provided to counsel for Underwriters, and (b) as to the laws of any jurisdiction other than the United States and jurisdictions in which they are admitted, on opinions of counsel (provided, however, that you shall have received a copy of each of such opinions which shall be dated the Time of Delivery, addressed to you or otherwise authorizing you to rely thereon, and Company Counsel in its opinion to you delivered pursuant to this subsection, shall state that such counsel are satisfactory to them and Company Counsel has no reason to believe that the Underwriters and they are not justified to so rely);

                  (e) With respect to each of the Selling Stockholders, Calfee, Halter & Griswold LLP, as counsel for the Selling Stockholders, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you and to Arter & Hadden to the effect that:

                           (i) each Selling Stockholder has full legal right,
                  power and authority to enter into this Agreement and the Agreement and Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform its obligations under the Agreement and Power-of-Attorney; the execution and delivery of this Agreement, and the Agreement and Power-of-Attorney have been duly authorized by all necessary corporate action of each Selling Stockholder; this Agreement and the Agreement and Power-of-Attorney have been duly executed and delivered by each Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, this Agreement and the Agreement and Power-of-Attorney are legal, valid and binding agreements of each Selling Stockholder, enforceable in accordance with their terms, except as enforcement of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                           (ii) upon delivery of and payment for the Securities
                  being sold by each Selling Stockholder, the several Underwriters will receive good and valid title to such Securities, free and clear of all liens, encumbrances, equities, security interests, claims or other defects;

                           (iii) the sale of the Securities to the Underwriters
                  by the Selling Stockholders pursuant to this Agreement, the compliance by the Selling Stockholders with the other provisions of this Agreement and the Agreement and Power-of-Attorney and the consummation of the other transactions herein contemplated do not and will not (i) conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim or encumbrance on any property of any Selling Stockholder under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder or any of the Selling Stockholders' property is bound, or any instrument governing a trust that is a Selling Stockholder or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to any Selling Stockholder, or (ii) require the consent, approval, authorization, order, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state or foreign securities or Blue Sky laws; and

                           (iv) there are no transfer or other taxes (other than
                  income taxes) known to such counsel payable in connection with the sale and delivery of the Securities by the Selling Stockholders to the several Underwriters or all such taxes have been fully paid in connection with such sale and delivery.

         In rendering such opinion, such counsel may rely, to the extent deemed advisable by such counsel, as to factual matters, upon certificates of public officials and the Selling Stockholders that have been provided to counsel to the Underwriters.

                  (f) Arter & Hadden, counsel to the Underwriters, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (g) At the time this Agreement is executed and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the date of this Agreement and the Time of Delivery, in form and substance satisfactory to you, to the effect, that:

                           (i) They are independent accountants with respect to
                  the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations of the Commission applicable to such financial statements;

                           (ii) In their opinion the consolidated financial
                  statements of the Company and its subsidiaries (including the related schedules and notes) and the consolidated financial statements of Cryenco and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus and covered by their reports included or incorporated by reference therein comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder;

                           (iii) On the basis of specified procedures as of a
                  specified date not more than five days prior to the date of their letter (which procedures do not constitute an examination made in accordance with generally accepted auditing standards), consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the latest available minutes of any meeting of the Board of Directors and stockholders of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries who have responsibility for financial and accounting matters, and such other procedures or inquiries as are specified in such letter, nothing came to their attention that caused them to believe that:

                                    (A) The unaudited consolidated condensed
                           financial statements of the Company and its subsidiaries included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the rules and regulations promulgated thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

                                    (B) as of a specified date not more than
                           five days prior to the date of their letter, there was any change in the capital stock, or the long-term debt or short-term debt of the Company and its subsidiaries on a consolidated basis, or any decrease in total assets, net current assets, or shareholders' equity or other items specified by the Representatives, of the Company and its subsidiaries on a consolidated basis, each as compared with the amounts shown on the balance sheet as of June 30, 1997 included in the Registration Statement and the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or such other changes, decreases or increases which are described in their letter and which do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement; and

                                    (C) for the period from July 1, 1997 to a
                           specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period of the preceding fiscal year, in the following consolidated amounts: sales, income from operations, income before provision for income taxes, net income or net income per share of the Company and its subsidiaries, except in all instances for decreases which the Registration Statement discloses have occurred or may occur; or such other decreases which are described in their letter and which do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, and

                           (iv) in addition to the examination referred to in
                  their reports included in the Registration Statement and the Prospectus and the limited procedures referred to in clause
                  (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement, (b) the Company's Annual Report on Form 10-K for the year ended December 31, 1996, under Items 1, 6 and 7, (c) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1997 under Items 1 and 2 of Part I, and (d) the Company's Current Reports on Form 8-K dated July 31, 1997 under Items 2 and 7, and have compared such amounts and financial information with the accounting records of the Company and its subsidiaries, and have found them to be in agreement and have proved the mathematical accuracy of certain specified percentages.

                           (v) On the basis of a reading of the pro forma
                  consolidated financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this clause (v), inquiries of certain officials of the Company and its consolidated subsidiaries and Cryenco who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma consolidated financial statements, nothing came to their attention that caused them to believe that the pro forma consolidated financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  (h) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than shares issued pursuant to the exercise of Stock Option Shares or pursuant to the terms of warrants of the Company described in the Prospectus as outstanding on the date hereof) or short-term debt or long-term debt of the Company or any of its subsidiaries nor any change or any development involving a prospective change, in or affecting the general affairs, management, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (i) Between the date hereof and the Time of Delivery there shall have been no declaration of war by the Government of the United States; at the Time of Delivery there shall not have occurred any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the resale of Securities and no event shall have occurred resulting in (i) trading in securities generally on the New York Stock Exchange or in the Common Stock on the New York Stock Exchange being suspended or limited or minimum or maximum prices being generally established on such exchange, or (ii) additional material restrictions, not in force on the date of this Agreement, being imposed upon trading in securities generally (or the Common Stock specifically) by the New York Stock Exchange or by order of the Commission or any court or other governmental authority, or
         (iii) a general banking moratorium being declared by either Federal or New York authorities;

                  (j) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at the Time of Delivery certificates signed by the chief executive officer and the chief financial officer, on behalf of the Company, and by each Selling Stockholder satisfactory to you as to such matters as you may reasonably request and as to (i) the accuracy of its and their respective representations and warranties herein at and as of the Time of Delivery and (ii) the performance by the Company and each Selling Stockholder of all their respective obligations hereunder to be performed at or prior to the Time of Delivery; the Company and the Selling Stockholders shall have furnished or caused to be furnished to you at the Time of Delivery certificates signed by the chief executive officer and the chief financial officer, on behalf of the Company, and by each Selling Stockholder as to (i) the fact that they have carefully examined the Registration Statement and Prospectus and, (a) as of the Effective Date, the statements contained or incorporated by reference in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that each Selling Stockholder shall be responsible only for information relating to it or required to be disclosed by it) and (b) since the Effective Date, no event has occurred that is required by the Act or the rules and regulations of the Commission thereunder to be set forth in an amendment of, or a supplement to, the Prospectus that has not been set forth in such an amendment or supplement; and (ii) the matters set forth in subsection (a) of this Section 7;

                  (k) Each director and executive officer of the Company and each Selling Stockholder shall have delivered to you an agreement not to offer, sell, contract to sell or otherwise dispose of any shares of capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, for a period of 180 days after the date of this Agreement, without the prior written consent of Schroder & Co. Inc.;

                  (l) The Company shall have delivered to you evidence that the Securities have been authorized for additional listing on the New York Stock Exchange as of the Effective Date; and

                  (m) The Company shall have delivered to you evidence, satisfactory to you and your counsel, that the New Credit Facility (as defined in the Prospectus) has been modified or amended (i) to permit the offer and sale of the Securities as contemplated hereby; (ii) to permit a maximum aggregate $6.0 million of dividends to be authorized and paid each year by the Company in accordance with the terms and conditions of the New Credit Facility; and (iii) to require Charles S. Holmes and Arthur S. Holmes to own, together in the aggregate, not less than 20% of the Company's equity securities on a fully diluted basis.

         8. (a) The Company will indemnify, defend and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made or incorporated by reference therein not misleading, or (ii) any untrue statement or alleged untrue statement made by the Company in Section 1A of this Agreement, or (iii) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in which the Company shall participate, in connection with the issuance and sale of any of the Securities, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission relating to an Underwriter made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein, provided, further, that the indemnity agreement contained in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any persons controlling such Underwriter) on account of any losses, claims, damages, liabilities or litigation arising from the sale of Securities to any person, if such Underwriter fails to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to such person, within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 5(a)(iii) hereof.

                  (b) Each Selling Stockholder, severally and not jointly, will indemnify, defend and hold harmless each Underwriter, the Company and the other Selling Stockholders against any losses, claims, damages or liabilities to which such Underwriter, the Company or such other Selling Stockholders may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made or incorporated by reference therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement in reliance upon and in conformity with information furnished to such Underwriter or the Company by such Selling Stockholder in writing expressly for use therein, or (ii) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 1B of this Agreement, and will reimburse such Underwriter, the Company or such other Selling Stockholders for any legal or other expenses incurred by such Underwriter, the Company or such other Selling Stockholders in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the indemnity agreement contained in this Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any persons controlling such Underwriter) on account of any losses, claims, damages, liabilities or litigation arising from the sale of Securities to any person, if such Underwriter fails to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to such person within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 5(a)(iii) hereof; provided, further, no Seller Stockholder against whom a claim for indemnity is made on the basis of the provisions of this Section 8(b) shall be required to indemnify, hold harmless or reimburse the Company or Underwriters in an aggregate amount in excess of the proceeds received by the Selling Stockholder in connection herewith.

                  (c) In addition to any obligations of the Company and each of the Selling Stockholders under Section 8(a) and 8(b), the Company and each of the Selling Stockholders agree that they shall perform their indemnification obligations under Section 8(a) and Section 8(b) with respect to counsel fees and expenses and other expenses reasonably incurred by making payments within 45 days to the Underwriter in the amount of the statements of the Underwriter's counsel or other statements which shall be forwarded by the Underwriter, and that it shall make such payments notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court until such time as a court orders return of such payments.

         The indemnity agreement in Section 8(a) and Section 8(b) shall extend upon the same terms and conditions to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act.

                  (d) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholders against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company or such Selling Stockholder by such Underwriter relating to such Underwriter through you expressly for use therein, and will reimburse the Company or such Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim.

         The indemnity agreement in this Section 8(d) shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or of any Selling Stockholder and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act or the Exchange Act.

                  (e) Promptly after receipt by an indemnified party under
Section 8(a), 8(b) or 8(d) of notice of the commencement of any action (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under Section 8(a), 8(b) or 8(d) except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any indemnified party otherwise than under such Section 8(a), 8(b) or 8(d). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If, however, (i) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (ii) an indemnified party shall have reasonably concluded that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them and the indemnified party so notifies the indemnifying party, then the indemnified party shall be entitled to employ counsel different from counsel for the indemnifying party at the expense of the indemnifying party and the indemnifying party shall not have the right to assume the defense of such indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. The counsel with respect to which fees and expenses shall be so reimbursed shall be designated in writing by Schroder & Co. Inc. in the case of parties indemnified pursuant to Section 8(a) and Section 8(b) and by the Company in the case of parties indemnified pursuant to Section 8(d).

         If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (f) In order to provide for just and equitable contribution under the Act in any case in which (i) any Underwriter (or any person who controls any Underwriter within the meaning of the Act or the Exchange Act) makes claim for indemnification pursuant to Section 8(a) or Section 8(b) hereof, but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 8(a) or Section 8(b) provides for indemnification in such case or (ii) contribution under the Act may be required on the part of any Underwriter or any such controlling person in circumstances for which indemnification is provided under Section 8(d), then, and in each such case, each indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as an indemnifying party hereunder (after contribution from others) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (g) Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party for contribution under the Act except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any other party other than for contribution under the Act. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Firm Securities on the terms contained herein. If the aggregate number of Firm Securities as to which Underwriters default is more than one-eleventh of the aggregate number of all the Firm Securities and within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Firm Securities, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Firm Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Firm Securities, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Firm Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this

Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Firm Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Firm Securities of such defaulting Underwriter or Underwriters by you or the Company and the Selling Stockholders or both as provided in subsection (a) above, the aggregate number of such Firm Securities which remain unpurchased does not exceed one-eleventh of the aggregate number of all the Firm Securities, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of the Firm Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities which such Underwriter agreed to purchase hereunder) of the Firm Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Firm Securities of a defaulting Underwriter or Underwriters by you or the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Firm Securities which remain unpurchased exceeds one-eleventh of the aggregate number of all the Firm Securities, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity agreement in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, each of the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or an officer or director or controlling person of the Company, or any of the Selling Stockholders, or any controlling person of any of the Selling Stockholders, and shall survive delivery of and payment for the Securities.

         11. This Agreement shall become effective (a) if the Registration Statement has not heretofore become effective, at the earlier of 12:00 Noon, New York City time, on the first full business day after the Registration Statement becomes effective, or at such time after the Registration Statement becomes effective as you may authorize the sale of the Securities to the public by Underwriters or other securities dealers, or (b) if the Registration Statement has heretofore become effective, at the earlier of 24 hours after the filing of the Prospectus with the Commission or at such time as you may authorize the sale of the Securities to the public by Underwriters or securities dealers, unless, prior to any such time you shall have received notice from the Company that it elects that this Agreement shall not become effective, or you, or through you such of the Underwriters as have agreed to purchase in the aggregate fifty percent or more of the Firm Securities hereunder, shall have given notice to the Company that you or such Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section and Section 6 and Section 8 hereof shall at all times be effective.

         If this Agreement shall be terminated pursuant to Section 9 hereof, or if this Agreement, by election of you or the Underwriters, shall not become effective pursuant to the provisions of this Section, the Company and the Selling Stockholders shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof, but if this Agreement becomes effective and is not so terminated but the Securities are not delivered by or on behalf of the Company or any of the Selling Stockholders as provided herein because the Company or any of the Selling Stockholders has been unable for any reason beyond its control and not due to any default by it to comply with the terms and conditions hereof, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

         12. The statements set forth in the last paragraph on the front cover page of the Prospectus, the paragraph on the inside front cover of the Prospectus containing stabilization language and the second and seventh paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished by any Underwriter through the Representatives to the Company for purposes of Sections 1A(b), 1A(c) and 8 hereof.

         13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Schroder & Co. Inc. on behalf of you as the Representatives, and in all dealings with the Selling Stockholders hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement furnished in writing by or on behalf of such Selling Stockholder or made or given by the Attorney-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder, unless otherwise specified in this Agreement, shall be in writing and, if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to you as the Representatives in care of Schroder & Co. Inc., Equitable Center, 787 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department; and if to the Company or the Selling Stockholders, shall be delivered or sent by letter sent by mail, telex or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to the address of the Company set forth in the Registration Statement, Attention: Chief Executive Officer; PROVIDED, HOWEVER, that any notice to any Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and each of the Selling Stockholders and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         16. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, manually or facsimile executed counterparts of which, to the extent practicable and upon request, shall be submitted to the Company for examination, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    CHART INDUSTRIES, INC.

                                    By: _________________________________
                                        Name:
                                        Title:

                                    SELLING STOCKHOLDERS

                                    By: _________________________________
                                        As Attorney-in-Fact for each of the
                                        Selling Stockholders listed in
                                        Schedule II

Accepted as of the date hereof:

SCHRODER & CO. INC.
McDONALD & COMPANY SECURITIES, INC.
     as Representatives of the several Underwriters

By: SCHRODER & CO. INC.

By: __________________________________
    Managing Director

                                   SCHEDULE I

                 Underwriter                           Number of Firm Securities
                 -----------                           -------------------------
Schroder & Co. Inc. ..................................
McDonald & Company Securities, Inc. ..................

                                                              -----------
Total.................................................          2,800,000
                                                              ===========

                                   SCHEDULE II

                                                                               Number of Firm
                      Selling Stockholder                                   Securities to be Sold
                      -------------------                                   ---------------------
Arthur S. Holmes, as Trustee under the Arthur S.
Holmes Trust
                                                                                     37,500
Christine H. Holmes, as Trustee under the Christine
H. Holmes Trust                                                                      37,500

Charles S. Holmes                                                                 1,425,000
                                                                                  ---------
Total...........................................................................  1,500,000
                                                                                  =========

